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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 July 27, 2004
                        ---------------------------------

                               The Scotts Company
                               ------------------

             (Exact name of registrant as specified in its charter)

            Ohio                         1-11593                 31-1414921
------------------------------     --------------------      -------------------
 (State or other jurisdiction       (Commission File           (IRS Employer
       of incorporation)                  Number)            Identification No.)

              14111 Scottslawn Road,  Marysville, Ohio    43041
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (937) 644-0011
                                 --------------

                         Index to Exhibits is on Page 4.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   None required.

      (b)   None required.

      (c)   Exhibits.

            99.1 Press Release issued July 27, 2004 containing information regarding the Registrant's results of operations and financial condition for the three and nine months ended June 26, 2004

ITEM 9. REGULATION FD DISCLOSURE (UNDER ITEM 12)

      The information set forth under this Item 9 is being furnished, not filed, pursuant to Item 12 of this Report on Form 8-K.

      On July 27, 2004, The Scotts Company issued a press release reporting its third quarter financial results. The press release is attached to this Report as Exhibit 99.1.

      The press release includes the following non-GAAP financial measures as defined in Regulation G: (1) adjusted net income, (2) adjusted diluted earnings per share, (3) EBITDA and (4) adjusted EBITDA. The Registrant's management believes that the disclosure of these non-GAAP financial measures provides useful information to investors or other users of the financial statements, such as lenders.

      As to adjusted net income, adjusted EBITDA and adjusted diluted earnings per share, the excluded items are costs or gains for discrete projects or transactions related to the closure, downsizing or divestiture of certain operations that are apart from and not indicative of the results of the operations of the business. Also excluded from adjusted net income and adjusted diluted earnings per share are the costs incurred to refinance the long term debt of The Scotts Company.

      EBITDA and adjusted EBITDA are provided as a convenience to the Registrant's lenders because EBITDA is a component of certain debt compliance covenants. The Registrant makes no representation or assertion that EBITDA or adjusted EBITDA are indicative of its cash flows from operations or results of operations. The Registrant has provided a reconciliation of EBITDA to income from operations solely for the purpose of complying with Regulation G and not as an indication that EBITDA is a substitute measure for income from operations.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                THE SCOTTS COMPANY


                                                    /s/ Christopher L. Nagel
                                                --------------------------------
                                                    Christopher L. Nagel,
Date: July 27, 2004                                 Executive Vice President and
                                                    Chief Financial Officer